UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2016

EMERGENT CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2016, Emergent Capital, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with FBR Capital Markets & Co. and MLV & Co. LLC (collectively, the “Distribution Agents”). Pursuant to the terms of the Sales Agreement, the Company may issue and sell through the Distribution Agents, as agent or principal, from time to time, shares of the Company’s common stock, par value $0.01 per share (the “Shares”) having a maximum aggregate offering price of up to $50,000,000. Sales of the Shares, if any, may be made by any method permitted by law deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including without limitation sales made directly on or through the New York Stock Exchange or on any other existing trading market for the Company’s common stock or through a market maker or any other method permitted by law, including but not limited to, negotiated transactions. The Distribution Agents will make all sales on a best efforts basis using commercially reasonable efforts to sell on the Company’s behalf all of the Shares requested to be sold by the Company, consistent with their normal trading and sales practices, on mutually agreed terms between the Distribution Agents and the Company.

The Shares will be sold and issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-198659), which was declared effective by the Securities and Exchange Commission on September 24, 2014, and the related prospectus supplement dated March 14, 2016.

The Company will pay the Distribution Agents a commission of up to 3.0% of the gross sales price of all Shares sold pursuant to the Sales Agreement. The Company will also reimburse the Distribution Agents for certain out-of-pocket expenses incurred in connection with their services under the Sales Agreement up to $25,000 in the aggregate for both Distribution Agents combined.

The Company made certain customary representations, warranties and covenants in the Sales Agreement relating to the offering of the Shares. In addition, the Company has agreed to indemnify the Distribution Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Sales Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	At-the-Market Issuance Sales Agreement dated as of March 14, 2016, by and between Emergent Capital, Inc., FBR Capital Markets & Co. and MLV & Co. LLC .

5.1	Opinion of Foley & Lardner LLP regarding the legality of the shares offered.

23.1	Consent of Foley & Lardner LLP (included as part of Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 14, 2016

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary